UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

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WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 Waples Mill Road, South Tower 210, Fairfax, Virginia	22030
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (703) 349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	WYY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant,” is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 15, 2022, WidePoint Corporation (the “Company”) entered into a Modification Agreement (the “Modification Agreement”) with Atlantic Union Bank to amend its existing $5.0 million working capital credit facility. The Modification Agreement, (i) extends the maturity date of the facility for twelve months to June 15, 2023, (ii) removes the Current Ratio and Interest Coverage Ratio financial covenants, (iii) increases the Tangible Net Worth covenant from $2,000,000 to $6,500,000, (iv) adds a Minimum EBITDA covenant that requires that the Company’s Adjusted EBITDA to not be less than $1,000,000.00 on a trailing 12-month basis as of the last day of each quarter and (v) modifies the definition of Borrowing Base.

The description of the Modification Agreement set forth above is qualified by reference to Exhibit 10.1, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2022, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: The board of directors nominated two director nominees as a Class I directors to serve for a three-year period until the Annual Meeting of Stockholders in the year 2025. In accordance with the voting results listed below, the director nominees were elected to the board of directors.

Nominee	For	Withheld	Broker Non-Votes
Jin Kang	2,628,237	385,700	2,538,728
Julia A. Bowen	2,153,289	860,648	2,538,728

Proposal Two: The board of directors selected the accounting firm of Moss Adams LLP as independent accountants for the Company for the fiscal year ending December 31, 2022. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, the appointment of Moss Adams LLP was ratified by the stockholders to serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
5,044,765	171,020	336,779	2,538,728

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Proposal Three: In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, the Company asked stockholders to approve an advisory resolution on executive compensation, commonly referred to as “say on pay”. In accordance with the voting results listed below, the advisory resolution on executive compensation was approved.

For	Against	Abstain	Broker Non-Votes
2,332,104	626,052	55,680	2,538,728

Item 9.01(d) Financial Statements and Exhibits.

Exhibit 10.1	Modification Agreement with Access National Bank
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ Jin Kang
Date: June 22, 2022	Jin Kang
Chief Executive Officer

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